UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2018

Item 1. Report to Stockholders.

BOSTON COMMON
ESG IMPACT INTERNATIONAL FUND
(BCAIX)

BOSTON COMMON
ESG IMPACT U.S. EQUITY FUND
(BCAMX)

SEMI-ANNUAL REPORT

March 31, 2018

Table of Contents

Message from the Advisor	1
Boston Common ESG Impact International Fund
Management’s Discussion of Fund Performance	7
Country Allocation	9
Schedule of Investments	10
Boston Common ESG Impact U.S. Equity Fund
Management’s Discussion of Fund Performance	14
Sector Allocation	16
Schedule of Investments	17
Statements of Assets and Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	25
Expense Examples	35
Additional Information	37

BOSTON COMMON ESG IMPACT FUNDS

Message from the Advisor

Dear Fellow Shareholders,

Thank you for your interest and investment in the Boston Common ESG Impact Funds. We renamed the Funds this year in an effort to capture the essence of our efforts here at Boston Common. We are active managers, seeking sustainable financial returns by investing in diversified portfolios of companies that we consider Environmental, Social, and Governance leaders.  And we are actively engaged managers, seeking to create meaningful impact at portfolio companies through the long-term, tenacious use of our investor voice.

By weighing ESG (in both product and process) considerations alongside traditional financial metrics as part of our investment analysis, we look to identify high-quality, financially sound companies with long-term oriented visionary management teams.  We find these companies do better than their peers on ESG metrics and most are innovative in addressing the environmental and social challenges/opportunities facing both their industry and society as a whole.

But that is not all. We also seek to achieve impact in the public equity markets by engaging proactively with company management teams. We use shareholder leverage to influence corporate and industry practices globally. By asking companies to improve their products, policies, and practices, we create ESG momentum that we believe will improve their fundamentals, thus making them better investments.

In the U.S., this is an active time of year for proxy voting. Boston Common is the lead filer or co-filer on several issues that will go before shareholders this year. Outside the U.S., the use of proxy voting is not as prevalent. Instead, we establish robust engagements at the country level. We have recently visited Japan to engage companies there on ESG and financial issues. For more details, please turn to the next section.

Around the world, markets appear to be moving higher, supported by strong growth trajectories in most major economies. On balance, low interest rates, supportive monetary policies, and strong consumption trends are tailwinds for higher equity prices.  We continue to monitor worrisome geopolitical developments and rising global trade tensions. For the moment, we believe diplomacy and compromise will prevail, given the interconnected, interdependent makeup of the world economy.

We thank you for being part of this investment partnership that allows managers like us to help drive the transition to a more sustainable economy, a healthier planet, and more inclusive prosperity.

Thank you for your continued support of our work.

Geeta Aiyer	Matt Zalosh
President & Founder	Chief Investment Officer
Boston Common Asset Management, LLC	International Strategies

BOSTON COMMON ESG IMPACT FUNDS

Fund Shareowner Engagement

We are most effective in our shareowner engagement efforts when we leverage a variety of investor tools to support constructive dialogue. Here, we showcase some of our recent activities.

2018 Proxy Season Updates:  Shareholder Resolutions

Given the ongoing threat to the shareholder resolution process under the current administration, companies have been emboldened to submit a record number of no-action letters to the SEC asking that shareholder resolutions be omitted from their proxies.  Our resolutions with Gilead Sciences (renewable energy targets), where we are the lead filer, and with Johnson & Johnson (separation of chair and CEO), which we co-filed, were excluded from the proxies by the companies by way of a no-action letter received from the SEC.

However, co-filed resolutions with Bristol Meyers Squibb and Biogen on drug pricing transparency will be on the respective company ballots as the SEC rejected these companies’ omission requests. Boston Common is also lead filer on lobbying disclosure resolutions with American Water Works and Verizon Communications which will come to a vote this spring.

Additionally, we successfully negotiated two agreements related to Eco-Efficiency and Climate Change.  In March, Lowe’s Companies announced its commitment to explore expanding its renewable energy use in 2018 for its U.S. and Canadian operations to further its goal of reducing total carbon emissions from its stores by 20% by 2020. In February, Kansas City Southern committed to expanding its reporting in 2018 on its efforts to improve energy efficiency and reduce GHG emissions of its freight rail operations in the U.S. and Mexico, following withdrawal of a shareholder proposal by Calvert and Boston Common.

2018 Proxy Season Updates:  Gender Diversity

In 2018, we updated the Funds’ proxy voting guidelines on Gender Diversity in accordance with the 30% Coalition to vote against company boards in Australia, Canada, Europe, and the U.S. unless women comprise at least 30% of the Board after the election. Women hold only 21% of board seats among the largest-listed companies in the U.S. as of 20171. Boston Common hosted a conference call with Northern Trust as part of our ongoing engagement on Gender Equality. Among Northern Trust’s top executives, women make up 38%, a level significantly higher than the 21% observed among S&P 500® companies. At the board level, however, women represent only 14% of directors even though the company is a founding member of the CEO Action for Diversity and Inclusion initiative, the largest CEO-driven business commitment to advance diversity and inclusion in the workplace.

1  http://www.catalyst.org/knowledge/women-sp-500-companies

BOSTON COMMON ESG IMPACT FUNDS

NEW REPORT: BANKING ON A LOW-CARBON FUTURE

Are the World’s Banks Stepping Up to the Risks and Opportunities of Climate Change?

We published a new report, Banking on a Low-Carbon Future, which examines climate management by 59 of the world’s largest banks and how urgent shortcomings threaten to undermine efforts to support the transition to a low-carbon economy. We find that despite progress in some areas and several examples of individual best practice, the sector as a whole is failing to capture the risks and opportunities of climate change. The report, the latest in our series of analyses undertaken since 2014, finds that only 54% of banks support the Taskforce on Climate-related Financial Disclosures (TCFD); less than half (49%) of banks implement climate risk assessments or 2ºC scenario analysis; and a majority of banks (61%) have failed to restrict the financing of coal – the most carbon-intensive energy source. However, in part as a result of this collaborative engagement led by Boston Common, 95% of banks have now adopted some degree of governance for climate issues and provide some disclosure on low-carbon products and services.

To download the full report, please visit the Advisor’s website: http://news.bostoncommonasset.com.

Active Engagement:  Sustained Dialogue in Japan

We have established a robust engagement program in Japan over the past eight years, given our significant investments in the country.  Members of our team travel regularly to meet with portfolio companies, monitor corporate governance and stewardship trends, and engage with regulatory and industry groups.  Reflecting on this year’s meetings in Japan, we are encouraged by several significant strides in policy reform, corporate ESG disclosure, and ambitious goal-setting but are also concerned by shortfalls in actual implementation of carbon reduction and the advancement of women within corporations.

On this trip, Boston Common met with five portfolio companies (Astellas, Kao, Orix, Panasonic, and Shiseido).  Discussions at each meeting were linked to material ESG risks and opportunities, focusing on the progress made since our 2016 meetings.  We had common questions across all dialogues in the areas of board diversity and evaluation, governance of sustainability, advancement of women in the workplace, responsible sourcing, and results and potential next steps related to their 2017 CDP (formerly Carbon Disclosure Project) responses.

Climate Change and Sustainability Metrics

We were encouraged by companies’ interest in the Sustainable Development Goals (SDGs) and Integrated Reporting, addressing both financial and ESG matters. However, we noted that companies’ lack of awareness of the Taskforce

BOSTON COMMON ESG IMPACT FUNDS

on Climate-related Financial Disclosure (TCFD) will put them at a disadvantage, given that the 2018 CDP carbon survey will be 100% aligned with these recommendations. In our meeting with Orix, we encouraged them to establish more robust sector-specific guidelines related to high-carbon sectors. We recommended that Orix review the TCFD guidance to inform its risk assessment and disclosure process for 2018. In each company meeting, we also focused on companies’ CDP scores across carbon, water, forests, and supply chains. In the case of CDP Carbon, we balanced our discussions by commending company progress, such as the adoption of Science-based Targets, while encouraging adoption of internal carbon pricing and renewable energy targets. We challenged companies to work with suppliers to increase disclosure in financial reporting.

Women and the Workplace

Despite significant progress, Japanese companies continue to face challenges in the promotion of women into management.  Lack of access to sufficient daycare and nursing facilities continue to prevent mothers from returning to work quickly. Encouragingly, our portfolio companies continue to be leaders in innovative practices to address these challenges.  Panasonic joined the Women’s Empowerment Principles and is improving its human capital management through training programs on sexual harassment and LGBT awareness.  Given the rising numbers of Karoshi or “death by overwork” in Japan, we have prioritized efforts by companies to tackle this critical employment issue.  Portfolio companies Kao and Panasonic have begun shutting off lights and electricity at 8 PM to encourage employees to go home, in addition to promoting “early leave” Fridays!

Read our full report on Advancing Impact through Active Engagement in Japan at http://news.bostoncommonasset.com.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Economic Outlook & Portfolio Strategy

Healthy global growth is likely to support a favorable trajectory for international equities, but we are monitoring clouds on the horizon in the form of rising global trade tensions.  The economies of Europe and Japan are expanding at above-average paces, while inflation expectations remain subdued.  This improving backdrop has led to forecasts of interest rate increases next year and fostered strengthening currencies.  Asia Pacific and Emerging Markets are more dynamic economies and include attractive secular trends, such as urbanization, financial deepening, and a burgeoning middle class.

Economic data broadly paints a sunny picture of EUROPE. Over the past six months Eurozone GDP growth forecasts have steadily increased to over 2% for 2018 and 2019.  Germany’s unemployment rate recently fell to 5.3%, the lowest jobless rate since reunification in 1990.  In France, stronger growth has brought its budget deficit below 3% of GDP (the Eurozone’s stated limit) for the first time in a decade. Despite greater economic activity, core inflation is expected to remain close to 1%. As a result, the European Central Bank can take a measured approach to normalizing monetary policy, and short-term interest rates are thus expected to remain below zero all year.

Improving political stability is an important psychological factor driving increasing consumer spending and business investment in Europe.  Overall, we are encouraged by the policy backdrop and by the prospects for earnings growth in Europe, and the Boston Common ESG Impact International Fund (the “International Fund”) thus overweight in the market. Britain has made progress in setting terms for its exit from the European Union, but the International Fund remains underweight in the UK due to concerns over the ensuing disruption.

The JAPANESE economy is in the midst of its longest expansion since 1989, with eight consecutive quarters of growth.  While 0.5% of underlying inflation remains well below the 2% target, the tight labor market (2.5% unemployment rate) is showing signs of lifting wages. After the annual spring labor negotiations, Toyota agreed to 3.3% wage increases for its workforce and small employers are reportedly boosting salaries at a greater rate than last year.

The Bank of Japan is likely to maintain its quantitative easing, making the Yen one of the least expensive currencies in the world on a real effective exchange rate basis (inflation-adjusted weighted average of a basket of currencies compared to the Yen).  In our view, the Japanese market is appealing based on policymakers’ commitments to foster growth and improve corporate governance as well as inexpensive valuations.  The International Fund has historically high exposure to Japan, albeit less than the Index.

Emerging Asia is home to the most dynamic global economies and we remain optimistic on fundamental prospects for the region. However, ASIA PACIFIC

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

and EMERGING MARKETS include many open economies that could be particularly vulnerable if rising global trade tensions extend beyond what we believe are symbolic opening moves.  Anti-trade policies are rising in popularity in parallel with political gains made by populist parties in many countries. This shift is partly driven by the failure of governments to adequately redistribute some of the gains from globalization to displaced workers. After blaming Mexico for trade imbalances and threatening to back out of NAFTA, the U.S. enacted and proposed tariffs singling out China.  Not surprisingly, China has retaliated with tariffs on targeted U.S. goods.

Conventional economic wisdom rejects protectionism because rising trade barriers tend to spread and cause collateral damage.  The world is now more interconnected than ever, with global supply chains and rapid cross-border flows of information, capital, and technology.  For example, a significant portion of many countries’ exports are assembled from imported intermediate goods. We expect these deep mutual dependencies will ultimately lead to a negotiated agreement and avert a full-scale trade war, but nevertheless we are monitoring the situation closely. In light of the structural appeal of the region’s economies, the Fund remains overweight in emerging Asia with an emphasis on consumer and financial companies.

In the last six months, we have added to the International Fund’s technology exposure with the purchase of Japanese electronic component producer TDK Corp and German semiconductor company Infineon.  TDK sells products with environmental applications, including magnets for wind power, solar cells for consumer electronics, and lithium polymer batteries. Like many Japanese companies, TDK lags global peers in labor and board diversity, though encouragingly it has increased the number of female employees significantly over the past five years.  Infineon has a leading position in the power control market; renewable energy, energy efficiency, and automation are key demand drivers for the company’s industrial power control chips. Automotive and industrial customers account for the majority of the company’s revenues. Given attractive long-term growth profiles, both TDK’s and Infineon’s valuation looks particularly compelling.

The International Fund sold South Korean water and air filter supplier Coway.  The company’s domestic business has stabilized after a product recall, but its China expansion plan has been slow to materialize. We favored new opportunities in Japan, such as drugstore company Sundrug.  Japan’s aging population is likely to help drugstores to continue taking market share from other retail stores.  A high-quality operator with a strong balance sheet, industry-leading efficiency and profitability, and good labor practices, Sundrug’s valuation is attractive based on the company’s stable, high-single-digit earnings growth outlook.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

During the period, the International Fund sold out of European discretionary names ProSiebenSat and Pandora.  A German media producer, ProSiebenSat’s broadcast TV business looks likely to decline faster than expected and its digital business development has been disappointing, while Danish jeweler Pandora’s declining U.S. sales outlook is indicative of the broader shift away from traditional stores. The Fund recognized an attractive opportunity in Orsted, a Danish windfarm developer. Orsted mostly builds offshore wind farms, where technological improvements and lower-cost turbines have improved project returns, allowing subsidy-free developments to become competitive with conventional power plants in some locations.

Management Discussion of Fund Performance

For the six months ended March 31, 2018, the International Fund returned 3.4%, while the MSCI EAFE Index returned 2.6% over the same time frame.

Stock selection was the primary driver of relative returns over the past six months, particularly in the Consumer Staples, Materials, and Financials sectors.  Japanese cosmetics and personal care companies Shiseido and Kao rallied on strong earnings reports, as did Belgian materials technology company Umicore. Hong Kong insurance company AIA Group led positive contributions from the Financials sector.  The Fund benefited from its overweight to the Technology sector. From a regional perspective, the U.K. was the largest regional contributor to performance.  Our British industrial and materials holdings gained on solid fundamental data: Ferguson, Spirax-Sarco, and Croda.  Asia Pacific ex-Japan and Emerging Markets also helped with diverse leaders: Bank Rakyat, Macquarie Group, Naspers, and Origin Energy. Danish wind farm developer Orsted was another top contributor.

The Consumer Discretionary sector was the primary detractor from performance due to stock selection and the International Fund’s underweight relative to the Index. E-commerce company Rakuten has been unable to improve profitability, and Media holding JC Decaux was hurt by disappointing earnings guidance. Our Developed Europe ex-U.K. and Japanese holdings modestly detracted from relative returns, including European financial services providers AXA, ING Groep, and Svenska Handelsbanken. Additional key detractors included Israeli software security company Check Point Software, German telecom Deutsche Telekom, and Chilean lithium processor Sociedad Quimica.

The International Fund has more exposure to industrial cyclical sectors compared to the Index based on our net positive scenario analysis.  Within these areas we continue to favor semiconductors, energy efficient industrial equipment, and green chemicals.  We balance the portfolio with an overweight of the defensive sectors, especially Healthcare.  We are underweight in Energy, Consumer Discretionary, and Real Estate. Rising barriers to trade represent a

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

key risk to our constructive market outlook, but in our view, recently proposed tariffs in the U.S. and China are opening moves that will lead to diplomatic negotiations and likely end in compromise.

Earnings growth is not representative of the future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so.

Diversification does not assure a profit or protect against loss in a declining market.

Boston Common Asset Management, LLC is the advisor to the Fund, which is distributed by Quasar Distributors, LLC.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common ESG Impact International Fund.

The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. and Canada.

The S&P 500® Index is an unmanaged index which includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

NAFTA – North American Free Trade Agreement

Investment grade securities are securities that have been rated as having a relatively low risk of default.

It is not possible to invest directly in an index.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

COUNTRY ALLOCATION at March 31, 2018 (Unaudited)

Country	% of Net Assets*
Japan	22.4%
United Kingdom	12.4%
Germany	8.7%
Netherlands	7.5%
France	7.4%
Switzerland	6.3%
Sweden	4.7%
Denmark	4.4%
Hong Kong	3.6%
Australia	3.4%
Spain	2.7%
Finland	1.9%
Indonesia	1.7%
Taiwan	1.6%
Belgium	1.6%
China	1.5%
Singapore	1.4%
South Africa	1.4%
Chile	1.3%
Israel	1.2%
Norway	1.0%

*  Excludes short-term investments and other assets in excess of liabilities.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at March 31, 2018 (Unaudited)

Shares		Value
COMMON STOCKS – 95.8%

Consumer Discretionary – 8.6%
36,510	Bayerische Motoren
	Werke AG	$3,971,188
66,024	JC Decaux SA	2,296,013
256,095	Melia Hotels
	International SA	3,625,245
13,715	Naspers Ltd. –
	Class N	3,356,239
259,800	Panasonic Corp.	3,730,856
27,800	Shimano, Inc.	4,011,714
		20,991,255
Consumer Staples – 8.2%
46,100	Kao Corp.	3,460,888
45,410	Reckitt Benckiser
	Group PLC	3,832,949
60,000	Shiseido
	Company Ltd.	3,853,021
54,100	Sundrug
	Company Ltd.	2,532,203
110,915	Unilever NV – NYRS	6,254,497
		19,933,558
Energy – 3.6%
512,113	Origin Energy Ltd.	3,456,032
160,669	Repsol SA	2,856,005
102,700	Statoil ASA – ADR	2,428,855
		8,740,892
Financials – 21.1%
652,450	AIA Group Ltd.	5,577,585
129,160	AXA SA	3,433,465
1,252,350	Barclays PLC	3,659,492
560	HSBC Holdings
	PLC – ADR	26,695
341,150	ING Groep NV	5,756,983
78,770	Julius Baer Gruppe AG	4,847,623
60,340	Macquarie Group Ltd.	4,811,335
5,900	Mitsubishi UFJ
	Financial Group, Inc.	39,209
378,400	ORIX Corp.	6,781,296
15,760,700	PT Bank Rakyat
	Indonesia
	(Persero) Tbk.	4,136,232
81,415	Sampo Oyj – Class A	4,535,855
440,090	Standard Chartered PLC	4,410,732
263,135	Svenska Handelsbanken
	AB – Class A	3,293,619
		51,310,121
Health Care – 12.5%
209,500	Astellas Pharma, Inc.	3,204,510
122,350	Hoya Corp.	6,180,220
79,545	Koninklijke Philips NV	3,045,941
58,861	Novartis AG – ADR	4,758,912
79,370	Novo Nordisk A/S –
	Class B	3,903,882
196,900	Roche Holding
	Ltd. – ADR	5,636,263
94,672	Smith & Nephew
	PLC – ADR	3,611,737
		30,341,465
Industrials – 14.4%
217,795	Assa Abloy AB	4,720,801
90,245	Atlas Copco
	AB – Class B	3,523,675
57,500	Daikin Industries	6,387,856
86,033	Ferguson PLC	6,470,514
199,900	Kubota Corp.	3,523,759
9,900	Kubota Corp. – ADR	880,209
64,700	Schneider Electric SE	5,697,577
47,065	Spirax-Sarco
	Engineering PLC	3,796,652
		35,001,043
Information Technology – 11.7%
19,225	Alibaba Group Holding
	Ltd. – ADR(1)	3,528,557
16,343	ASML Holding
	NV – NYRS	3,245,066
28,515	Check Point Software
	Technologies Ltd.(1)	2,832,680
137,360	Infineon
	Technologies AG	3,694,058
6,100	Keyence Corp.	3,810,415
41,520	SAP SE – ADR	4,366,243
91,145	Taiwan Semiconductor
	Manufacturing
	Company Ltd. – ADR	3,988,505
32,100	TDK Corp.	2,859,747
		28,325,271

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at March 31, 2018 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS – 95.8% (Continued)

Materials – 7.4%
26,250	Air Liquide SA	$3,221,342
67,626	Croda
	International PLC	4,344,376
63,210	Novozymes A/S –
	Class B	3,290,730
66,760	Sociedad Quimica y
	Minera de Chile
	SA – ADR	3,281,254
74,925	Umicore SA	3,969,171
		18,106,873
Real Estate – 1.3%
1,343,000	Hang Lung
	Properties Ltd.	3,152,055

Telecommunication Services – 4.2%
215,470	Deutsche Telekom AG	3,525,245
69,300	Nippon Telegraph &
	Telephone Corp.	3,233,058
1,303,500	Singapore
	Telecommunications
	Ltd.	3,366,549
		10,124,852
Utilities – 2.8%
1,494	National Grid PLC	16,817
54,185	Orsted A/S	3,525,380
140,704	Veolia
	Environnement SA	3,342,763
		6,884,960
TOTAL COMMON STOCKS
(Cost $178,266,307)		232,912,345

PREFERRED STOCKS – 2.3%

Consumer Staples – 2.3%
42,330	Henkel AG &
	Company KGaA	5,564,414

TOTAL PREFERRED STOCKS
(Cost $3,784,550)		5,564,414

SHORT-TERM INVESTMENTS – 1.1%

Money Market Funds – 1.1%
2,755,356	Morgan Stanley
	Institutional Liquidity
	Funds – Treasury
	Portfolio –
	Institutional Class,
	1.557%(2)	2,755,356

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,755,356)		2,755,356

TOTAL INVESTMENTS – 99.2%
(Cost $184,806,213)		241,232,115
Other Assets in
Excess of Liabilities – 0.8%		1,836,748
NET ASSETS – 100.0%		$243,068,863

ADR  American Depositary Receipt
NYRS  New York Registry Shares
(1)	Non-income producing security
(2)	Seven-day yield as of March 31, 2018

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Economic Outlook & Portfolio Strategy

The U.S. economy remains on a positive growth trajectory. Consumption remains strong with low unemployment and incremental signs of wage growth. The 2017 tax bill and the recently passed Federal Budget Resolution support increased fiscal spending, creating additional stimulus for an already strong economy; solidifying near-term confidence in the longevity of the current economic expansion. Corporate earnings are set to grow, helped by the reduction in tax rates and the redeployment of some of the savings into share repurchases, providing an additional boost to earnings per share. In addition, corporate profitability remains near all-time highs partially helped by the weakening U.S. Dollar.

Many of the positive near-term trends appear at odds with longer-term developments.  As we look beyond the next year or two, these divergences are potentially unsettling.

The Federal Reserve is moving interest rates higher, taking measured steps to reverse the expansive easing of the last decade. In anticipation of rising inflationary pressures, short-term interest rates have increased. The yield curve has flattened as long-term rates remain range bound, kept lower by today’s restrained inflation and the low long-term rates in Europe and Japan.  But looking out a few years, the federal deficit is set to expand by $1 trillion by most estimates, and the associated debt-servicing burden could stifle future growth prospects.

With unemployment at historic lows, we are starting to see wage growth accelerate. However, confidence that the trend will continue remains elusive with concerns that corporations won’t reinvest in their employees. Technology has improved productivity but is also changing the employment landscape. Longer-term, higher-paying manufacturing jobs are being replaced with lower-wage, service jobs, often with few benefits. On one hand, companies can manage moderate wage pressures, but on the other hand, any wage stagnation bodes ill for future healthy consumption growth.

With rising corporate earnings and range bound interest rates, the market’s valuation has fallen a little. We remain constructive on equities but have become more selective in stock selection and positioning as we monitor the rising global trade tensions.

We continue to see strong consumer consumption trends and increased the Boston Common ESG Impact U.S. Equity Fund’s (the “U.S. Equity Fund”) exposure to these trends by adding new holdings in PVH Corp and Cummins, Inc. PVH is an ESG leader in the apparel industry. It maintains a high level of transparency in its supply chain with a strong focus on ethical sourcing. The company, whose major brands include Tommy Hilfiger and Calvin Klein, has demonstrated an ability to grow earnings in a very difficult retail environment, helped by international expansion opportunities.

Cummins Inc., a manufacturer of the most efficient heavy- and medium-duty truck engines, was added after a recent pullback from what we believe were

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

unfounded concerns regarding the likelihood of competition from electric engines. The increase in ecommerce supports ongoing growth in trucking activity, and the trend towards tighter emission standards should require fleet upgrades. Cummins has exposure to China and benefits from its expanding consumer class.

The U.S. Equity Fund also added to several of its current discretionary holdings. We see positive dynamics in the U.S. housing market. While the U.S. Equity Fund sold out of home improvement retailer Lowe’s, the money was redeployed to retailer Home Depot and flooring manufacturer Mohawk Industries, as both companies are proving better operators.  Consumers continue to migrate their spending habits in favor of experiences, including travel. Benefiting from this trend, the U.S. Equity Fund added to Booking Holdings, the renamed priceline.com amalgamation of travel websites.

The U.S. Equity Fund took steps to reduce interest-rate sensitivity. In Real Estate, we trimmed mobile tower operator Crown Castle and sold Mall REIT Simon Property Group, as brick & mortar retailers, even those in Class A properties, continue to be impacted by negative investor sentiment driven by the increasing market share of internet sales. Proceeds were redirected to Weyerhaeuser, a REIT and the largest private timberland owner in the U.S.  The company pays a lot of attention to sustainable forestry practices, manages its environmental footprint, and is receptive to stakeholder engagement. In the Utilities sector, the U.S. Equity Fund also eliminated Yieldco 8Point3 Energy Partners after it agreed to be acquired at levels we view as disappointing.

In the Technology sector, the U.S. Equity Fund increased its exposure to semiconductors with the purchase of Analog Devices (ADI).  As technological applications increase, semiconductor proliferation is finding its way into new end-markets like healthcare. As the name implies, ADI’s expertise is in analog applications, a necessary interface between the digital and human worlds. Well diversified by end-market and geography, ADI looks to be in a strong competitive position after a recent acquisition resulted in leading market share in most categories.  The U.S. Equity Fund exited semiconductor equipment manufacturer ASML Holdings, taking profits, as we felt valuation had become a bit stretched.

The U.S. Equity Fund also purchased Facebook (FB). FB is a dominant player in global social media outside of China. With multiple platforms (Facebook, Instagram, Messenger), FB should benefit as advertising moves online. The company is a member of the Global Network Initiative (GNI), which independently reviews members’ adherence to a set of freedom of expression and privacy principles. We are cognizant of the risks – economic and reputational – around the recent data security and privacy controversies and are engaging with the company to reiterate investor concerns. At current levels, we believe FB remains the dominant player and is compelling on a risk/reward basis.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Management Discussion

Over the past six months ending March 31, 2018, the U.S. Equity Fund returned 2.67%, underperforming the S&P 500® Index (the “Index”) return of 5.84% during the same time period.  Stock selection was the main detractor from the Fund’s relative performance.

On a sector basis, relative performance was weakest in the Technology and Consumer Discretionary sectors. These two sectors rallied significantly over the last six months and while several of the U.S. Equity Fund’s better performing holdings did well, overall relative performance was impacted by exceptional price appreciation in names not held.  In Healthcare, the U.S. Equity Fund lagged as investors were disappointed by recent product developments at Regeneron Pharmaceuticals and Merck, but we continue to like these companies based on their long-term commercial opportunities, research capabilities, and attractive valuations. Earnings disappointments impacted several of the U.S. Equity  Fund’s holdings including Check Point Software, Biogen, and Oracle. Albemarle, the worst performing holding, sold off on concerns that pricing for lithium, a key component in batteries for electric vehicles, will decline due to oversupply in the coming years. We remain confident in the longer-term demand outlook for lithium-ion batteries for transportation and power storage. Cimarex Energy declined, despite rising oil prices, due to its mix favoring natural gas, which has not seen price appreciation. A new position, Facebook, held back relative returns, but we continue to see value in the multiplatform social media company and see areas for engagement to address recent headline controversies.

On a sector basis, relative performance was strongest in Consumer Staples. Estee Lauder continued to post better-than-expected earnings, helped by its global footprint and strong consumer sentiment, while membership warehouse Costco continues to report impressive same store sales. Although investors have shied away from defensive sectors over the last six months, our stock selection within the Utilities, Real Estate, and Telecom sectors was a major contributor to relative performance. In particular, mobile cell tower REIT Crown Castle surprised with a larger-than-expected dividend increase and was one of the U.S. Equity Fund’s stronger performers. In Financials, JP Morgan Chase and commodities exchange CME Group contributed to relative performance. The U.S. Equity Fund is overweight in companies exposed to strong financial market activity and those that should benefit from a steepening yield curve. Microsoft, the U.S. Equity Fund’s best performing holding, along with Apple and Visa, were other top-ten contributors.

The U.S. Equity Fund took profits in long-term holding First Republic Bank as its lofty multiple did not reflect increasing competitive pressures in lending. The U.S. Equity Fund also sold several holdings, opting to reinvest in other opportunities.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

As the economic expansion matures, we expect a firming of inflation to modestly higher levels. We will watch for policy changes from the new Fed chair and from global central bankers. Aside from foreign (e.g., North Korea and Russia) or interest rate (e.g., raising rates too quickly or not quickly enough) policies, rising global trade tensions represent a key risk to our constructive market outlook. While NAFTA negotiations continue, we view the recently proposed tariffs by both the U.S. and China as opening moves that will likely lead to diplomatic negotiations and ultimately end in compromise. Geopolitical and domestic policy headwinds may be the greatest near-term risks to investor expectations for continued global growth. At a minimum, these risks have increased the market’s volatility.

Earnings growth is not representative of the future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so. Diversification does not assure a profit or protect against loss in a declining market.

Boston Common Asset Management, LLC is the advisor to the Fund, which is distributed by Quasar Distributors, LLC.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common ESG Impact U.S. Equity Fund.

The S&P 500® Index is an unmanaged index which includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

REIT – Real Estate Investment Trust

Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock.

The yield curve is a line that plots the interest rates of fixed income securities against the length of time to maturity.

NAFTA – North American Free Trade Agreement

It is not possible to invest directly in an index.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SECTOR ALLOCATION at March 31, 2018 (Unaudited)

Sector	% of Net Assets*
Information Technology	27.3%
Financials	14.1%
Health Care	13.9%
Consumer Discretionary	10.7%
Industrials	8.1%
Consumer Staples	7.2%
Materials	6.1%
Energy	3.7%
Real Estate	2.6%
Telecommunication Services	2.5%
Utilities	2.3%

*  Excludes short-term investments and other assets in excess of liabilities.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2018 (Unaudited)

Shares		Value
COMMON STOCKS – 98.5%

Consumer Discretionary – 10.7%
2,675	Advance Auto
	Parts, Inc.	$317,121
315	Booking
	Holdings, Inc.(1)	655,323
1,895	Ford Motor Company	20,997
4,515	Home Depot, Inc.	804,754
80	Lowe’s Companies, Inc.	7,020
1,915	Mohawk
	Industries, Inc.(1)	444,701
2,695	PVH Corp.	408,104
4,250	Royal Caribbean
	Cruises Ltd.	500,395
110	VF Corp.	8,153
5,715	Walt Disney Company	574,014
		3,740,582
Consumer Staples – 7.2%
6,900	Colgate-Palmolive
	Company	494,592
2,660	Costco Wholesale Corp.	501,224
100	CVS Health Corp.	6,221
5,315	The Estee Lauder
	Companies, Inc. –
	Class A	795,762
9,430	Mondelez
	International, Inc. –
	Class A	393,514
2,915	PepsiCo, Inc.	318,172
		2,509,485
Energy – 3.7%
130	Apache Corp.	5,002
5,580	Cimarex Energy
	Company	521,730
148	Enbridge, Inc.	4,658
7,165	EOG Resources, Inc.	754,260
		1,285,650
Financials – 14.1%
2,550	Aon PLC	357,842
13,280	Citizens Financial
	Group, Inc.	557,494
3,450	CME Group, Inc. –
	Class A	558,003
14,735	Fifth Third Bancorp	467,836
15,800	Hannon Armstrong
	Sustainable
	Infrastructure Capital,
	Inc. – REIT	308,100
11,950	JP Morgan Chase
	& Company	1,314,142
7,565	Morgan Stanley	408,207
5,450	Northern Trust Corp.	562,059
2,385	PNC Financial Services
	Group, Inc.	360,707
		4,894,390
Health Care – 13.9%
4,785	Baxter International, Inc.	311,216
1,674	Biogen, Inc.(1)	458,375
7,165	Bristol-Myers Squibb
	Company	453,186
4,915	Danaher Corp.	481,228
6,100	Gilead Sciences, Inc.	459,879
6,635	Johnson & Johnson	850,275
11,285	Merck & Company, Inc.	614,694
8,500	Novo Nordisk
	A/S – ADR	418,625
960	Regeneron
	Pharmaceuticals, Inc.(1)	330,586
2,115	UnitedHealth
	Group, Inc.	452,610
		4,830,674
Industrials – 8.1%
2,515	3M Company	552,093
3,655	Carlisle Companies, Inc.	381,618
3,395	Cummins, Inc.	550,296
4,800	Kansas City Southern	527,280
2,237	Snap-on, Inc.	330,047
8,605	Southwest Airlines
	Company	492,894
		2,834,228
Information Technology – 27.3%
9	Alphabet, Inc. –
	Class A(1)	9,334
1,534	Alphabet, Inc. –
	Class C(1)	1,582,766
6,365	Analog Devices, Inc.	580,042
13,210	Apple, Inc.	2,216,374
5,850	Applied Materials, Inc.	325,318

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2018 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS – 98.5% (Continued)

Information Technology – 27.3% (Continued)
3,485	Check Point Software
	Technologies Ltd.(1)	$346,200
4,915	Cognizant Technology
	Solutions – Class A	395,658
4,490	Facebook,
	Inc. – Class A(1)	717,457
17,650	Microsoft Corp.	1,610,916
17,415	Oracle Corp.	796,736
7,605	Visa, Inc. – Class A	909,710
		9,490,511
Materials – 6.1%
6,410	Albemarle Corp.	594,463
3,995	AptarGroup, Inc.	358,871
3,200	Ecolab, Inc.	438,624
2,400	International Flavors &
	Fragrances, Inc.	328,584
3,715	PPG Industries, Inc.	414,594
		2,135,136
Real Estate – 2.6%
3,800	Crown Castle
	International
	Corp. – REIT	416,518
35	Simon Property
	Group, Inc. – REIT	5,402
14,065	Weyerhaeuser
	Co. – REIT	492,275
		914,195
Telecommunication Services – 2.5%
17,945	Verizon
	Communications, Inc.	858,130

Utilities – 2.3%
4,115	American Water Works
	Company, Inc.	337,965
9,165	Avangrid, Inc.	468,515
		806,480
TOTAL COMMON STOCKS
(Cost $25,357,812)		34,299,461

SHORT-TERM INVESTMENTS – 1.5%

Money Market Funds – 1.5%
519,803	Morgan Stanley
	Institutional Liquidity
	Funds – Treasury
	Portfolio –
	Institutional Class,
	1.557%(2)	519,803

TOTAL SHORT-TERM INVESTMENTS
(Cost $519,803)		519,803

TOTAL INVESTMENTS – 100.0%
(Cost $25,877,615)		34,819,264
Other Assets in
Excess of Liabilities – 0.0%(3)		1,564
NET ASSETS – 100.0%		$34,820,828

ADR  American Depositary Receipt
REIT  Real Estate Investment Trust
(1)	Non-income producing security
(2)	Seven-day yield as of March 31, 2018
(3)	Does not round to 0.1%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2018 (Unaudited)

	Boston Common	Boston Common
	ESG Impact	ESG Impact
	International	U.S. Equity
	Fund	Fund
ASSETS
Investments in securities, at value (cost $184,806,213
and $25,877,615, respectively)	$241,232,115	$34,819,264
Cash	—	7,214
Receivables:
Fund shares sold	1,207,114	—
Dividends and interest	1,192,467	34,165
Prepaid expenses	19,737	9,270
Total assets	243,651,433	34,869,913

LIABILITIES
Payables:
Fund shares redeemed	326,480	—
Investment advisory fees, net	165,256	13,171
Custody fees	10,537	1,201
Administration & accounting fees	51,620	12,989
Reports to shareholders	5,939	1,680
Transfer agent fees	7,416	5,341
Audit fees	11,065	10,854
Chief Compliance Officer fees	2,324	2,249
Trustee fees	1,893	1,600
Interest expense	40	—
Total liabilities	582,570	49,085
NET ASSETS	$243,068,863	$34,820,828

COMPONENTS OF NET ASSETS
Paid-in capital	$199,231,922	$25,349,273
Undistributed (accumulated)
net investment income (loss)	(351,452)	70,450
Undistributed (accumulated) net
realized gain (loss) on investments	(12,255,779)	459,456
Net unrealized appreciation on investments	56,425,902	8,941,649
Net unrealized appreciation on foreign currency
and translation of other assets
and liabilities in foreign currency	18,270	—
Net assets	$243,068,863	$34,820,828
Net assets value (unlimited shares authorized):
Net assets	$243,068,863	$34,820,828
Shares of beneficial interest issued and outstanding	7,888,371	837,329
Net asset value, offering and
redemption price per share	$30.81	$41.59

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2018 (Unaudited)

	Boston Common	Boston Common
	ESG Impact	ESG Impact
	International	U.S. Equity
	Fund	Fund
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding
tax of $218,512 and $1,050, respectively)	$1,781,230	$301,089
Interest	23,491	4,193
Total investment income	1,804,721	305,282
Expenses:
Investment advisory fees	1,014,115	132,085
Administration & accounting fees	108,859	34,790
Custody fees	43,351	2,511
Transfer agent fees	14,611	10,680
Professional fees	13,862	13,764
Registration fees	10,737	10,023
Miscellaneous expenses	9,933	3,993
Trustee fees	7,861	6,127
Printing and mailing expense	5,343	1,740
Chief Compliance Officer fees	4,766	4,695
Insurance expense	1,587	970
Interest expense	528	—
Total expenses	1,235,553	221,378
Less: fees waived	—	(45,264)
Net expenses	1,235,553	176,114
Net investment income	569,168	129,168

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments
and foreign currency	1,081,795	579,101
Net change in unrealized appreciation/depreciation
of investments and foreign currency	5,796,033	168,325
Net realized and unrealized gain on
investments and foreign currency	6,877,828	747,426
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$7,446,996	$876,594

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31, 2018	September 30,
	(Unaudited)	2017
NET INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$569,168	$2,528,338
Net realized gain (loss) on investments
and foreign currency	1,081,795	(622,311)
Net change in unrealized appreciation/depreciation
of investments and foreign currency	5,796,033	30,361,345
Net increase in net assets
resulting from operations	7,446,996	32,267,372

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,711,755)	(2,942,050)
Total distributions to shareholders	(2,711,755)	(2,942,050)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from
capital share transactions (a)	19,109,088	(5,432,720)
Total increase in net assets	23,844,329	23,892,602

NET ASSETS
Beginning of period/year	219,224,534	195,331,932
End of period/year	$243,068,863	$219,224,534
Undistributed (accumulated)
net investment income	$(351,452)	$1,791,135

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2018		Year Ended
	(Unaudited)		September 30, 2017
	Shares	Amount	Shares	Amount
Shares sold	902,666	$28,042,381	1,978,804	$53,543,284
Shares issued to holders
in reinvestment
of distributions	72,348	2,205,870	87,167	2,130,364
Shares redeemed (b)	(359,762)	(11,139,163)	(2,270,733)	(61,106,368)
Net increase (decrease)	615,252	$19,109,088	(204,762)	$(5,432,720)
Beginning shares	7,273,119		7,477,881
Ending shares	7,888,371		7,273,119

(b)	Net of redemption fees of $141 and $1,311, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31, 2018	September 30,
	(Unaudited)	2017
NET INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$129,168	$293,563
Net realized gain on investments
and foreign currency	579,101	717,380
Net change in unrealized appreciation/depreciation
of investments and foreign currency	168,325	3,316,098
Net increase in net assets
resulting from operations	876,594	4,327,041

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(293,897)	(224,180)
From net realized gain	(776,400)	(272,713)
Total distributions to shareholders	(1,070,297)	(496,893)

CAPITAL SHARE TRANSACTIONS
Net increase from capital share transactions (a)	1,220,374	3,481,581
Total increase in net assets	1,026,671	7,311,729

NET ASSETS
Beginning of period/year	33,794,157	26,482,428
End of period/year	$34,820,828	$33,794,157
Undistributed net investment income	$70,450	$235,179

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2018		Year Ended
	(Unaudited)		September 30, 2017
	Shares	Amount	Shares	Amount
Shares sold	43,207	$1,853,957	131,106	$5,090,731
Shares issued to holders
in reinvestment
of distributions	22,766	975,980	12,123	446,872
Shares redeemed (b)	(37,735)	(1,609,563)	(52,781)	(2,056,022)
Net increase	28,238	$1,220,374	90,448	$3,481,581
Beginning shares	809,091		718,643
Ending shares	837,329		809,091

(b)	Net of redemption fees of $— and $1,017, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	March 31,
	2018	Year Ended September 30,
	(Unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning
of period/year	$30.14	$26.12	$24.17	$27.86	$28.03	$23.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.08	0.35	0.35	0.31	0.69	0.36
Net realized and unrealized
gain (loss) on investment	0.95	4.07	1.88	(3.01)	(0.21)	4.12
Total from
investment operations	1.03	4.42	2.23	(2.70)	0.48	4.48

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.36)	(0.40)	(0.28)	(0.52)	(0.49)	(0.18)
Distributions from net
realized gain	—	—	—	(0.47)	(0.16)	—
Total distributions	(0.36)	(0.40)	(0.28)	(0.99)	(0.65)	(0.18)
Paid-in capital from
redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value,
end of period/year	$30.81	$30.14	$26.12	$24.17	$27.86	$28.03
Total return	3.43%[3]	17.26%	9.26%	(9.96)%	1.65%	18.99%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (000’s)	$243,069	$219,225	$195,332	$179,484	$205,335	$167,692
Ratios to average net assets
Expenses before fees
waived/recouped	1.06%[4]	1.13%	1.12%	1.12%	1.09%	1.18%
Expenses after fees
waived/recouped	1.06%[4]	1.13%	1.12%	1.12%	1.17%	1.24%
Net investment income
before fees
waived/recouped	0.49%[4]	1.28%	1.40%	1.14%	2.46%	1.46%
Net investment income
after fees
waived/recouped	0.49%[4]	1.28%	1.40%	1.14%	2.38%	1.40%
Portfolio turnover rate	11%[3]	33%	32%	31%	24%	24%

[1]	Calculated based on the daily average number of shares outstanding.
[2]	Less than $0.01 or $(0.01) per share, as applicable.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	March 31,
	2018	Year Ended September 30,
	(Unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning
of period/year	$41.77	$36.85	$32.21	$33.88	$30.13	$25.76

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.16	0.38	0.29	0.28	0.34	0.26
Net realized and unrealized
appreciation gain (loss)
on investments	1.00	5.23	4.65	(1.18)	4.62	4.26
Net increase (decrease) in
net assets resulting
from operations	1.16	5.61	4.94	(0.90)	4.96	4.52

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.37)	(0.31)	(0.29)	(0.27)	(0.23)	(0.12)
Distributions from net
realized gain	(0.97)	(0.38)	(0.01)	(0.50)	(0.98)	(0.03)
Total distributions	(1.34)	(0.69)	(0.30)	(0.77)	(1.21)	(0.15)
Paid-in capital from
redemption fees	—	0.00 [2]	0.00 [2]	—	—	—
Net asset value,
end of period/year	$41.59	$41.77	$36.85	$32.21	$33.88	$30.13
Total return	2.67%[3]	15.47%	15.41%	(2.81)%	16.73%	17.65%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (000’s)	$34,821	$33,794	$26,482	$26,748	$23,008	$10,920
Ratios to average net assets
Expenses before
fees waived	1.26%[4]	1.38%	1.35%	1.39%	1.65%	3.09%
Expenses after
fees waived	1.00%[4]	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)
before fees waived	0.48%[4]	0.61%	0.49%	0.42%	0.39%	(1.14)%
Net investment income
after fees waived	0.73%[4]	0.99%	0.84%	0.81%	1.04%	0.95%
Portfolio turnover rate	13%[3]	22%	29%	26%	21%	26%

[1]	Calculated based on the daily average number of shares outstanding.
[2]	Less than $0.01 or $(0.01) per share, as applicable.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

The Boston Common ESG Impact International Fund (formerly the Boston Common International Fund) (the “International Fund”) and the Boston Common ESG Impact U.S. Equity Fund (formerly the Boston Common U.S. Equity Fund) (the “U.S. Equity Fund” and collectively the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Funds commenced operations on December 29, 2010 and April 30, 2012, respectively. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The Funds’ investment objective is to seek long-term capital appreciation. The Funds seek to preserve and build capital over the long term through investing in a diversified portfolio of common stocks and American Depositary Receipts of companies it believes are high quality, sustainable and undervalued.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. or foreign national securities exchanges are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, which are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected ICE Data Services Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the International Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges. The Fund utilizes a confidence interval when determining the use of the FVIS provided prices. The confidence

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2018 (Unaudited) (Continued)

interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee of the Trust. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The FVIS valued foreign securities as discussed in the paragraph above are considered fair valued securities by the International Fund.

As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2018 (Unaudited) (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2018. See the Schedules of Investments for sector breakouts.

International Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer
Discretionary	$—	$20,991,255	$—	$20,991,255
Consumer Staples	6,254,497	13,679,061	—	19,933,558
Energy	2,428,855	6,312,037	—	8,740,892
Financials	26,695	51,283,426	—	51,310,121
Health Care	14,006,912	16,334,553	—	30,341,465
Industrials	880,209	34,120,834	—	35,001,043
Information
Technology	17,961,051	10,364,220	—	28,325,271
Materials	3,281,254	14,825,619	—	18,106,873
Real Estate	—	3,152,055	—	3,152,055
Telecommunication
Services	—	10,124,852	—	10,124,852
Utilities	—	6,884,960	—	6,884,960
Total Common Stocks	44,839,473	188,072,872	—	232,912,345
Preferred Stocks	—	5,564,414	—	5,564,414
Short-Term
Investments	2,755,356	—	—	2,755,356
Total Investments
in Securities	$47,594,829	$193,637,286	$—	$241,232,115

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2018 (Unaudited) (Continued)

U.S. Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$34,299,461	$—	$—	$34,299,461
Short-Term
Investments	519,803	—	—	519,803
Total Investments
in Securities	$34,819,264	$—	$—	$34,819,264

The Funds had no transfers into or out of Levels 1, 2 or 3 at March 31, 2018. It is the Funds’ policy to recognize transfers at the end of each reporting period.

The U.S. Equity Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The U.S. Equity Fund may invest, at the time of purchase, up to 10% of the Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the U.S. Equity Fund’s exposure to certain selected securities. The U.S. Equity Fund may employ these techniques as hedging tools as well as speculatively to enhance returns. Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the U.S. Equity Fund, particularly in periods of market declines. As a hedging tool, options may help cushion the impact of market declines, but may reduce the U.S. Equity Fund’s participation in a market advance. During the six months ended March 31, 2018, the U.S. Equity Fund did not invest in options.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2018 (Unaudited) (Continued)

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. At September 30, 2017, the Funds had no post-October losses or late year losses. At September 30, 2017, the International Fund had total capital loss carryforwards of $12,238,978, which consisted of short-term capital loss carryforwards of $3,917,056 and long-term capital loss carryforwards of $8,321,922. At September 30, 2017, the U.S. Equity Fund had no capital loss carryforwards available for federal income tax purposes.

As of March 31, 2018, the Funds did not have any tax positions that did not meet the “more likely than not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of March 31, 2018, the Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.	Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2018 (Unaudited) (Continued)

realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex- dividend date. Dividends received from REITs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to the Funds’ net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than 30 calendar days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Funds’ daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2018 (Unaudited) (Continued)

I.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Boston Common Asset Management, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”) for each Fund. Under each Agreement, the Advisor furnishes all investment advice, office space, facilities and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to receive a monthly fee at the annual rate of 0.80% for the International Fund and 0.75% for the U.S. Equity Fund based upon the average daily net assets of each Fund. Prior to February 1, 2018, the monthly advisory fee was 0.90% of the International Fund’s average daily net assets. For the six months ended March 31, 2018, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit the annual ratio of expenses of each Fund’s average daily net assets to 1.20% for the International Fund and 1.00% for the U.S. Equity Fund, respectively. The Operating Expense Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board of Trustees, on behalf of the Funds, upon sixty days written notice. Upon Board approval, the Advisor is permitted to seek reimbursement from the Funds, subject to limitations, for fees waived and/or Fund expenses prior to the end of the three years after payment, if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account the reimbursement) does not exceed the lesser of the expense caps in place at the time of waiver or at the time of reimbursement. At March 31, 2018, the remaining cumulative unreimbursed amount waived by the Advisor on behalf of the U.S. Equity Fund that may be reimbursed was $321,237. The Advisor may recapture a portion of the above amount no later than the dates stated below:

U.S. Equity Fund

Year of Expiration	Amount
September 30, 2018	$ 59,075
September 30, 2019	104,554
September 30, 2020	112,344
September 30, 2021	45,264

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2018 (Unaudited) (Continued)

Each Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement. The amount of fees and expenses waived and reimbursed by the Advisor during the six months ended March 31, 2018 are disclosed in the Statements of Operations.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ administrator, fund accountant, and transfer agent. In those capacities, USBFS maintains the Funds’ books and records, calculates the Funds’ NAVs, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals, and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS. Fees paid by the Funds to USBFS for these services for the six months ended March 31, 2018, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. (the “Custodian”) serves as custodian to the Funds. Both the Distributor and Custodian are affiliates of USBFS.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2018, the cost of purchases and proceeds from the sales of securities, excluding short-term investments, were as follows:

	Purchases	Sales
International Fund	$42,248,905	$25,683,127
U.S. Equity Fund	5,010,508	4,307,751

For the six months ended March 31, 2018, there were no purchases or sales of U.S. Government obligations in the Funds.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the six months ended March 31, 2018 and the year ended September 30, 2017 were as follows:

	Six Months
	Ended	Year Ended
	March 31, 2018	2017
International Fund
Ordinary Income	$2,711,755	$2,942,050
Long-term capital gain	—	—
U.S. Equity Fund
Ordinary Income	$293,897	$445,155
Long-term capital gain	776,400	51,738

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2018 (Unaudited) (Continued)

Distribution classification may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2017 were as follows:

International Fund
Cost of investments	$170,078,924
Gross tax unrealized appreciation	56,741,369
Gross tax unrealized depreciation	(8,119,904)
Gross tax unrealized appreciation	48,621,465
Undistributed ordinary income	2,711,755
Undistributed long-term capital gain	—
Total distributable earnings	2,711,755
Other accumulated losses	(12,231,520)
Total accumulated gains	$39,101,700

U.S. Equity Fund
Cost of investments	$25,112,914
Gross tax unrealized appreciation	9,205,353
Gross tax unrealized depreciation	(439,932)
Gross tax unrealized appreciation	8,765,421
Undistributed ordinary income	217,650
Undistributed long-term capital gain	682,187
Total distributable earnings	899,837
Other accumulated losses	—
Total accumulated gains	$9,665,258

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2018 (Unaudited) (Continued)

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Loan activity for the six months ended March 31, 2018, was as follows:

	International	U.S. Equity
	Fund	Fund
Maximum available credit	$10,000,000	$2,000,000
Largest amount outstanding
on an individual day	—	—
Average daily loan outstanding	—	—
Loan outstanding as of
March 31, 2018	—	—
Average interest rate	—	—

Interest expenses for the six months ended March 31, 2018 are disclosed in the Statements of Operations, if applicable.

BOSTON COMMON ESG IMPACT FUNDS

EXPENSE EXAMPLES For the Six Months Ended March 31, 2018 (Unaudited)

As a shareholder of the International Fund and U.S. Equity Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/17 – 3/31/18).

Actual Expenses

The first line of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem within 30 calendar days after purchase. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds  in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, administration and accounting fees, custodian fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so,

BOSTON COMMON ESG IMPACT FUNDS

EXPENSE EXAMPLES For the Six Months Ended March 31, 2018 (Unaudited) (Continued)

compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/17	3/31/18	10/1/17 – 3/31/18*
Actual	$1,000.00	$1,034.30	$5.38

Hypothetical (5% return
before expenses)	$1,000.00	$1,019.65	$5.34

*
Expenses are equal to the International Fund’s annualized expense ratio for the most recent six- month period of 1.06% multiplied by the average account value over the period, multiplied by 182/365 days (to reflect the one-half year period).

U.S. Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/17	3/31/18	10/1/17 – 3/31/18**
Actual	$1,000.00	$1,026.70	$5.05

Hypothetical (5% return
before expenses)	$1,000.00	$1,019.95	$5.04

**
Expenses are equal to the U.S. Equity Fund’s annualized expense ratio for the most recent six- month period of 1.00% (reflecting fee waivers in effect) multiplied by the average account  value over the period, multiplied by 182/365 days (to reflect the one-half year period).

BOSTON COMMON ESG IMPACT FUNDS

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (877) 777-6944 or by accessing the Funds’ website at www.bostoncommonfunds.com. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 777-6944. Furthermore, you can obtain this information on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to each Funds’ shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease cost, the Funds will reduce the number of duplicate prospectuses and annual and semi-annual reports received by sending only one copy of each to those addresses shared by two or more individuals. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (877) 777-6944. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.bostoncommonfunds.com.

(This Page Intentionally Left Blank.)

BOSTON COMMON ESG IMPACT FUNDS

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Advisor
BOSTON COMMON ASSET MANAGEMENT, LLC
200 State Street, 7th Floor
Boston, Massachusetts  02109

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, New York  10103

Boston Common ESG Impact International Fund
Symbol – BCAIX
CUSIP – 74316J110

Boston Common ESG Impact U.S. Equity Fund
Symbol – BCAMX
CUSIP – 74316J680

Printed on 100% post-consumer waste paper

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)  Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards
President/Principal Executive Officer

Date    June 11, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards
President/Principal Executive Officer

Date    June 11, 2018

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich
Treasurer/Principal Financial Officer

Date    June 6, 2018

* Print the name and title of each signing officer under his or her signature.